THE PRAIRIE FUND

Supplement Dated April 11, 2007

To the Prospectus Dated May 1, 2006

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The following supplements the “Investment Adviser” discussion under the “Fund Management” section of the prospectus.

Dr. Matthew M. Zuckerman, President of Zuckerman Management Associates, Inc., the investment adviser to the Prairie Fund (the “Fund”) and portfolio manager primarily responsible for the day-to-day management of the Fund, recently passed away unexpectedly.  Ms. Nancy Z. Markovitch, Dr. Zuckerman’s daughter, has assumed responsibility for the day-to-day management of the Fund since Dr. Zuckerman’s passing.

Ms. Markovitch is a Trustee, Treasurer and Secretary of the Fund, as well as a private investor, and has served in these capacities since 1990.  Ms. Markovitch is a Trustee for various trust funds for the benefit of her children and in this capacity has been active in the management of investments over a number of years.  Ms. Markovitch is a member of the executive board of directors of the Hillel Day School of Boca Raton (the “School”), as well as the Chairman of the School’s Building Committee and Annual Fund Raising Committee.  Ms. Markovitch also sits on the Security Committee of the Palm Beach County Jewish Federation, which focuses on safety issues surrounding the members of Federation.  She was employed from 1980 to 1988 by Eric Emmanuel Company, municipal bond investments, in New York City as a registered broker, executive secretary and office manager.  Ms. Markovitch has served as Trustee, Treasurer and Secretary of the Fund since its inception.

The Board of Trustees of the Fund is considering whether to engage a new investment adviser, liquidate the Fund or any other alternatives that may be available.  Shareholders will be promptly notified of the Board’s determination.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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